Building Trades President McGarvey Urges Support of HIT and Its Job-Generating Investment Strategy

WASHINGTON - Labor leaders are applauding the AFL-CIO Housing Investment Trust (HIT) for investing union pension funds into development and rehabilitation projects that are creating construction jobs for their members, good returns for the pension investors and increasing the supply of affordable housing and economic opportunities in communities from coast to coast.

Speaking at the national Building Trades Legislative Conference, Building and Construction Trades President Sean McGarvey specifically cited HIT’s accomplishments, including generating more than 16,000 union construction jobs in the face of the nation’s economic downturn.

“I want to strongly urge all pension fund trustees in this room today to make a greater effort to invest in those funds that are helping put our members to work,” McGarvey told the audience during his keynote address, citing the HIT and other labor friendly funds as examples of funds whose investments are creating union jobs. “It simply makes good business sense, from a trustee perspective, as well as a leadership perspective, to utilize our combined assets to put our members back to work.  After all, the more members we have working, the more pension contributions are flowing into our funds.  And that will go a long ways towards helping to stabilize some of them.”

Local building trades representatives from around the country voiced appreciation for the thousands of union jobs that the HIT has created since 2009 through its Construction Jobs Initiative, which has been creating jobs at a record pace.  Already responsible for more than 16,000 new jobs, HIT officials have set a new objective for the initiative of reaching 25,000 jobs by 2015.

Martin J. Walsh, Secretary/Treasurer of the Metropolitan District Building and Construction Trades Council in Boston, cited the HIT’s support of projects in Boston.

“I’d like to thank the AFL-CIO Housing Investment Trust for the dedication and commitment to the Boston area,” Walsh said. “We’ve been fortunate in Boston to have a little bit of a boom here in construction, but prior to the boom, we were looking for investments in projects to move the city forward...The staff at the Housing Investment Trust has been absolutely incredible working with us and the building trades in Boston and the Boston area, and I know there are other projects that the Housing Investment Trust has in, not just Boston, but in the state of Massachusetts, and it’s been very, very helpful.”

Gary LaBarbera, President of the Greater New York BCTC, said the HIT has made union pension capital part of the city’s effort to recover from Hurricane Sandy.

“The metropolitan area was seriously devastated by Hurricane Sandy,” he said. “Many of our members were displaced – many members are still not back in their homes and have lost everything. The HIT was instrumental in investing in the recovery. Once again, the importance of using pension fund money is not only to help our members, but to help communities and, in times of devastation such as Sandy, to really invest into getting people back to normal.”

Tom Villanova, President of the Chicago and Cook County BCTC, also praised the HIT’s work.  “In Chicago, the Housing Investment Trust does a great job. They put our members back to work with their pension funds, so it’s a win-win situation all the way around,” he said.

In San Francisco, HIT has helped finance several recent projects.

“Arc Light, Potrero Launch, 333 Harrison. As a good investment I think actually they went way beyond what anybody could imagine,” said Mike Theriault, President of the San Francisco BCTC. “In the middle of the recession, they kicked off the rental housing construction market in San Francisco. And now we’re just going great guns. I’m telling people in San Francisco that it was those three projects and the Housing Investment Trust that really got us going.”

Ron Miller, President and Executive Secretary of the Los Angeles/Orange Counties BCTC, is pleased that HIT has invested in some Los Angeles area projects.

“We’re very happy to see the Housing Investment Trust come back into Los Angeles,” Miller said. “Developers are starting to come back in, and they’re looking for ways to get their developments under way.  They are willing to sign agreements with us, with your help, and the infusion of money that the HIT brings – pension money and such – it makes for good development to help put our people back to work.”

And Frank Sirianni, President of the Pennsylvania State BCTC, said, “The Pennsylvania State Building Trades Council is proud and honored to have a relationship with the AFL-CIO Housing Investment Trust. We’ve been experiencing an unemployment rate of over 45% across the state for the past 4 years, and to know that those jobs are being provided by the HIT, and putting that money back into our pension funds and back into the economy and into the households of the families in the union construction trades in Pennsylvania, has been a windfall for us.”

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.